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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2001

ROHN Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	File No. 1-8009	36-3060977
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6718 West Plank Road, Peoria, Illinois 61604
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (309) 697-4400

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.
	Exhibit 99.2	Slide presentation to be delivered by Registrant at a series of investment community presentations on the Registrant, held May 1, 2001 through May 4, 2001.
	Exhibit 99.3	Prepared talking points to be covered by Registrant at a series of investment community presentations on the Registrant, held May 1, 2001 through May 4, 2001.

Item 9.  Regulation FD Disclosure.

    From May 1, 2001 through May 4, 2001, ROHN Industries, Inc. intends to deliver a series of presentations to the investment community. The slides for this presentation are attached as Exhibit 99.2 and the prepared talking points to be covered during the presentation are attached as Exhibit 99.3, each of which exhibits are incorporated by reference herein.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROHN INDUSTRIES, INC.
Dated: April 30, 2001	By:	/s/ JAMES F. HURLEY James F. Hurley Chief Financial Officer

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES